Exhibit 23.3





CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference of our report dated February 9, 1998, appearing in the Annual Report on Form 10-K of Virginia Electric and Power Company for the year ended December 31, 1997, in the following Registration
Statements:


S-3                   33-50425
S-3                   33-59581
S-3                   33-60271
S-3                  333-20561
S-3                   33-50423
S-3                  333-47119



DELOITTE & TOUCHE LLP

Richmond, Virginia
March 18, 1998